J.P. Morgan Auto Group Investor Meeting Adient China Business Update May 24, 2024

Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s expectations for its deleveraging activities, the timing, benefits and outcomes of those activities, as well as its future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, market position, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the effects of local and national economic, credit and capital market conditions (including the persistence of high interest rates and volatile currency exchange rates) on the global economy, work stoppages, including due to strikes, supply chain disruptions and similar events, wage inflationary pressures due to labor shortages and new labor negotiations, volatile energy markets, Adient’s ability and timing of customer recoveries for increased input costs, the availability of raw materials and component products (including components required by our customers for the manufacture of vehicles), geopolitical uncertainties such as the Ukraine and Middle East conflicts and the impact on the regional and global economies and additional pressure on supply chain and vehicle production, the ability of Adient to execute its restructuring plans and achieve the desired benefit, automotive vehicle production levels, mix and schedules, as well as our concentration of exposure to certain automotive manufacturers, the ability of Adient to effectively launch new business at forecast and profitable levels, the ability of Adient to meet debt service requirements and, terms of future financing, the impact of global tax reform legislation, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, shifts in market shares among vehicles, vehicle segments or away from vehicles on which Adient has significant content, changes in consumer demand, global climate change and related emphasis on ESG matters by various stakeholders, and the ability of Adient to achieve its ESG-related goals, cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023 filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 17, 2023, and in subsequent reports filed with or furnished to the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document. In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient’s businesses. Such projections reflect various assumptions of Adient’s management concerning the future performance of Adient’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions, or the projections based thereon. Important Information 2J.P. Morgan China Investor Meeting

3 Agenda > Introduction > Adient China Business Overview James Huang Executive VP APAC > Product Innovation at Adient China Mark Sutton Jerry Xin VP APAC Engineering Director China Engineering > Q&A

4 Today’s attendees from Adient J.P. Morgan China Investor Meeting James Huang Executive VP APAC Mark Sutton VP APAC Engineering Daniel Chu VP APAC Finance Joe Wang VP China Seating Iris Zhang Executive Director APAC Strategy & Marketing Jerry Xin Director China Engineering

Adient China Business Overview

6 Adient China: Business overview J.P. Morgan China Investor Meeting We generated $4B+ sales revenue in FY2023 1 We have 2 wholly-owned entities with 12 plants 7 joint ventures We have 36 manufacturing locations 3 global tech centers (Adient Chongqing, CFAA & Keiper) in cities22 with ~18% combined share 2 of the passenger vehicle market We employ ~21,000 highly engaged employees including ~1000 engineers Note: 1 - Includes consolidated and unconsolidated sales 2 - Market share is based on mgmt. estimates

7 Adient China: Growth engine continues to accelerate ~$4.6B business (program lifetime) sourced in FY23 Forecast volume growth CAGR of 10% over the next 5 years Top 3 player in China by market share Strong execution and profitability in China J.P. Morgan China Investor Meeting

8 Adient’s China business highlights since last year’s J.P. Morgan Summit J.P. Morgan China Investor Meeting Our key achievements in the past year… Expanding customer base and winning new business • Won business from 5 new customers since FY23, and continued to outperform China automotive market • Strengthened world class relationships with domestic Chinese EV OEMs 1 2 3 4 5 Rooted in China and investing in China • Continued to expand our geographic coverage in China and building new footprint to serve new customers and implement high growth programs Laser focus on operational excellence • Executing at high success rate of all program launches in China in FY2024, including complex, high content EV programs launched at fast speed for Chinese OEMs Enhancing in-house engineering capabilities and product innovation • Upgrading China’s largest technical center in Chongqing to lead product innovation in the automotive seating industry around our five next evolutions Accelerating vertical integration to drive content growth • Established a JV partnership with a local comfort system supplier to industrialize innovative mechanical massage and capture increased seating content

9 Adient China have captured 5 new customers since FY2023 J.P. Morgan China Investor Meeting Adient China Customer Mix 1 60% 40% • Continued to win vertically integrated new business within our strategic customer base in China, identify and target programs and customers as market dynamics shift 40% 60% 2023 2028 Chinese OEM International OEM 1 - Management estimates, including consolidated and unconsolidated revenues 1

2 Optimizing footprint to serve new customers and support our market share growth

ADIENT

China Footprint - 36 Plants

Chongqing · Nantong

BJA · GAAS · CFAA · FAA · CAA · Keiper · BHAP-Adient LF

Tech Center · China Office



Daqing
Changchun
Meihekou
Beijing
Tianjin
Langfang
Jinan
Qingdao
Chengdu
Chongqing
Wuhan
Changsha
Hefei
Nanchang
Changshu
Nantong
Shanghai
Hangzhou
Taizhou
Foshan
Guangzhou
Zhaoqing
GEELY
NIO

Wholly-owned Entities

JV Entities

- **Far-reaching geographic coverage** through both WOFE and JV footprint
- Built **a new manufacturing hub in Wuhan** to serve new customers and high growth programs
- Further **optimizing capacity utilization** within our footprint

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3 Program launch success rate is running at a high level in FY2024 along with major EV launches

ADIENT

FY24 program launch

- **43** program launches planned
- **17** program launches completed
- Launch success rate is **executing at a high level in China**
- Total active programs in launch is **97**

ICE models



Magotan (VW 291)
Complete seat



Aviator (U611)
Complete seat



Equator (CX756)
Complete seat



FAW-Hongqi C229
Complete seat

Electric vehicle

NIO ET7 (Force)
Complete seat/Foam/Trim





Xpeng X9 (H93)
2nd row Complete seat/Foam/Metals





AVATR 12 (E12)
Complete seat/Foam/Trim/Metals





Lotus Emeya (Alpha)
Complete seat/Foam/Trim





Hycan V09 (G08)
Complete seat/Foam/Metals





NIO Onvo L60 (Dom)
Complete seat/Foam/Trim/Metals





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4 We are upgrading our world-class, fully capable Technical Centers

ADIENT

- **Full development capabilities with local** innovation, design, prototype/testing, launch support, VAVE, etc.
- **World-class** team and facilities
- **Strong synergy** with Adient global TC network
- Global standard and linked **engineering systems/process**
- **Upgrading infrastructure and facility in Chongqing, China**



7 Engineering Sites

In **5** Cities

~1000 Engineers

~9 Yrs. Avg. Exp.

Technical Center Capability

Category	Key Capabilities
Innovation	Innovation
Industrial Design	Surface design
	Craftsmanship
Benchmarking	Benchmarking
Design	Complete seat parts design
	Complete seat integration design
	Frame application design
	Frame platform design
	Headrest / Armrest
	Core products
FEA	FEA
Prototype	Metal prototype
	Complete seat prototype
Testing	Complete seat testing
	Component testing
VAVE	VAVE



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We are upgrading our world-class, fully capable Technical Centers Adient Chongqing Tech Center Expansion and Test Kit Add J.P. Morgan China Investor Meeting > New facilities: sled test lab, exhibition hall, ID studio room, prototype shop, benchmarking room > A highly collaborative, flexible, digitalized, and innovative work environment for our engineering and technical staff in China will be created to lead the product innovation in electrification and smartification of automotive seating industry, and strengthen the synergy with global technical centers MAST Lab (Yuzui Plant) Sled Test Center (Yuzui Plant) Show Room (HMP) 4 13 Currently under construction (since Dec 2023) Future look (opening expected in 6 months) …

Driving innovation around our five next evolutions of seating Comfort • Prioritize the end user experience, strive to provide an exceptional driving experience for consumers, esp. utmost comfort in posture, sensation, and emotion Reconfiguration • Cars are now evolving into a third space for users beyond a transportation tool • Flexible seat adjustments required based on use cases, e.g., working, cinema, sleeping Safety • As autonomous driving and electrification become more common, consumers are paying more attention to driving and riding safety, such as proactive safety features, seat restrained system, etc. Sustainability • Rising OEM demand for lightweighting and reduced energy consumption • Growing consumer focus on health and environmental protection Connectivity • As cars become smarter, automakers are also electrifying and upgrading seats to fully support ADAS and expanded connectivity features 4 J.P. Morgan China Investor Meeting Adient China’s five next evolutions 14

15 Recently set up JV with a local comfort system supplier to industrialize innovative mechanical massage system J.P. Morgan China Investor Meeting 5 > Mechanical massage is a first-ever innovative product in the market that Adient China and Jinbo has jointly developed: > Much stronger effects of relieving occupant fatigue than traditional pneumatic massage solutions > Multiple modes and strengths available > Small size and compatible with heating, ventilation, etc. > Mass production will be ready in FY2024 > In April 2024, Adient and Jinbo formed a joint venture to further strengthen our successful co-development partnership in China, and better capture the growing seating content and China specific market needs > This Adient led JV will focus on industrializing innovated mechanical massage system and other innovative products, which allows us to better serve our customers globally through a more vertically integrated supply chain and maximized synergies by leveraging the capabilities and advantages of both sides • Adient recently established a JV partnership with a local comfort system supplier Jinbo in China to drive content growth, product innovation, and enhance in-house capabilities in comfort system

Modular seat assembly leverages Adient's vertical integration

ADIENT

Historical assembly process

Seat back frame, cushion pan and components (including wire harness, motors, memory modules, fasteners) were shipped to JIT assembly individually



JIT facility receives cushion pan and individual components; responsible for seat cushion module assembly on site



Adient's global metals capabilities enable streamlined cost and processes vs. traditional assembly

Integrated & Optimized Modular Assembly

Adient Partner Components shipped to metals stamping facility and assembled using low-cost labor



Adient Back Frame Assembly Module

Adient Cushion Assembly Module

JIT assembly facility receives fully assembled seat cushion and back frame modules, minimizing JIT labor utilized on module assembly



- **30% reduction** in *Complete Direct* JIT Front Row Labor[1]
- Inventory optimized
- **In production in FY24**

[1] Americas region labor opportunity

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17J.P. Morgan China Investor Meeting Adient’s unique business propositions in China Scalability Content Growth Optimized capital allocation Sound Financial Returns > Scale our product and production according to market demand while utilizing off the shelf technology and footprint advantage > Focus on increasing product content and vertical integration by leveraging the full value chain in China and local engineering expertise > Minimize capital investment through maximizing common product designs and leveraging existing footprint to expand into regions > Profitable with strong cash generation to self- fund the growth over the market

Appendix

19 Adient China: A recipe for success across different customers J.P. Morgan China Investor Meeting Adient’s recipe for success in China 1 • Global presence and synergy • Unified customer interface globally • One Adient operational excellence system 3 • A highly regionalized organization • A capable and experienced management team • Diverse and inclusive culture 5 • Adaptive to operate at the same speed that Chinese customers work • Highly agile in product development and launch process 2• Optimal nationwide footprint – located wherever customers need us • Strong in-house engineering capabilities for today and tomorrow 4• In-depth understanding of China and what is required for seating • Ability to provide the right products in response to market trends 6 • Trust demonstrated by continuous business awards from customers, underpinned by executing well in every program

Adient continues to take the lead of J.D. Power China seat quality ranking and received 9 awards in 2023

ADIENT

Adient China received 9 awards in J.D. Power 2023 China Initial Quality Study



6 x (silver) x 1 (bronze) x 2 (gold)

= **9 awards**

for **3 WOFE/JVs**

across **7 segments**

Segment	Award	Vehicle
Compact Premium SUV	1	**Mercedes-Benz GLA-Class** seats
Compact Premium SUV	2	**Mercedes-Benz GLB-Class** seats
Midsize/Large BEV SUV	1	**Volkswagen ID.6 Crozz** seats
Midsize/Large BEV SUV	2	**Volkswagen ID.4 Crozz** seats
Large MPV	2	**GAC Trumpchi M8** seats
Large SUV	2	**Volkswagen Tayron X** seats
Midsize Upper Car	2	**Volkswagen Magotan** seats
Midsize Premium Car	2	**Hongqi H9** seats
Midsize Upper SUV	3	**Toyota Harrier** seats

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Adient Asia engineering – world-class, fully capable technical centers

ADIENT

- **Full development capabilities with local** innovation, design, prototype/testing, launch support, VAVE, etc.
- **World-class** team and facilities
- **Strong synergy** with Adient global TC network
- Global standard and linked **engineering systems/process**
- **Upgraded infrastructure and facility in Yokohama, Japan**

9 Engineering Sites

In **9** Cities

~1100 Engineers

~10 Yr. Avg. Exp.

Technical Center Capability

Category	Key Capabilities
Innovation	Innovation
Industrial Design	Surface design
	Craftsmanship
Benchmarking	Benchmarking
Design	Complete seat parts design
	Complete seat integration design
	Frame application design
	Frame platform design
	Headrest / Armrest
	Core products
FEA	FEA
Prototype	Metal prototype
	Complete seat prototype
Testing	Complete seat testing
	Component testing
VAVE	VAVE



ITC demonstrator launched (ISEA product, EV and sustainability focus)



Yokohama facility upgrade in 2023

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